August 1, 2024 Earnings Conference Call Second Quarter 2024

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offerings. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Second Quarter 2024 Quarterly Report on Form 10-Q (to be filed on August 1, 2024) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 11, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix. • Adjusted operating and maintenance (O&M) expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items. • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Gas Distribution, Electric Transmission, and Electric Distribution). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends and change in cash on hand. Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Key Messages Financial and Operational Excellence Regulatory & Other Developments Long-Term Outlook • GAAP Earnings of $0.45 per share in Q2 2024 versus $0.34 per share in Q2 2023 • Adjusted Operating Earnings* of $0.47 per share in Q2 2024 versus $0.41 per share in Q2 2023 • Continue to execute at high operational levels, with all utilities achieving top quartile reliability performance • ~90% of expected 2024 debt financings completed (1) 2024 earnings guidance based on expected average outstanding shares of 1,003M. (2) Based off the midpoint of Exelon’s 2023 Adjusted Operating EPS* guidance range of $2.30 - $2.42 as disclosed at Q4 2022 Earnings Call in February 2023. • ComEd on track with its refiled Multi-Year Integrated Grid Plan, with many intervenor and Staff positions continuing to support Grid Plan compliance and need for investment • PECO electric and gas distribution rate cases proceeding in line with schedule for rates effective 1/1/2025 • Pepco MD completed its electric distribution rate case • Pepco DC electric distribution rate case anticipated to be completed in fourth quarter • Reaffirm 2024 Adjusted Operating Earnings* of $2.40 - $2.50 per share(1) • Investing ~$34.5B of capital expenditures over 2024-2027, resulting in expected rate base growth of ~7.5% • $1.6B of total equity to support capital investment plan, with ~$150M to be issued in 2024 and the balance issued ratably 2025-2027 • Reaffirming 2023-2027 Adjusted Operating Earnings* CAGR of 5-7%(2) with expectation to be at midpoint or better • Reaffirming projected dividend payout ratio of ~60% resulting in dividend growing in-line with targeted 5-7% operating EPS* CAGR through 2027

5 Operating Highlights Quartile Q1 Q2 Q3 Q4 Operations Metric Q2 2024 BGE ComEd PECO PHI Safety SIIR (Serious Injury Incidence Rate)(1) Electric Operations 2.5 Beta SAIFI (Outage Frequency)(2) 2.5 Beta SAIDI (Outage Duration)(3) Customer Operations Customer Satisfaction(4) Gas Operations Gas Odor Response(5) No Gas Operations • Reliability remains consistently strong with all utilities achieving top quartile performance ― ComEd and Pepco Holdings achieved top decile SAIFI and SAIDI performance • Industry-leading Gas Odor Response performance continues • Leading industry adoption of Serious Injury Incidence Rate (SIIR) as primary measure of safety performance to drive improved outcomes ― BGE, PECO, and Pepco Holdings recorded top decile SIIR performance, with PECO improving from second quartile in first quarter • ComEd and PECO upheld strong customer satisfaction performance Note: quartiles are calculated using results reported in 2022 by a panel of peer companies that are deemed most comparable to Exelon’s utilities (1) Reflects the number of serious or life-threatening injuries per total number of hours worked as of June 30, 2024 (source: EEI Safety Survey, T&D only). (2) Reflects the average number of interruptions per customer as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA). (3) Reflects the average time to restore service to customer interruptions as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA). (4) Reflects the measurements of perceptions of reliability, customer service, price, and management reputation by residential and small business customers reported to Escalent as of June 30, 2024. (5) Reflects the percentage of calls responded to in 1 hour or less as of June 30, 2024 (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey).

Q2 2024 QTD Adjusted Operating Earnings* Waterfall $0.25 $0.12 $0.16 $0.10 $0.09 ($0.10) ($0.11) $0.04 Q2 2023 $0.03 ComEd ($0.01) PECO $0.00 BGE $0.04 PHI ($0.01) Corp $0.04 $0.28 Q2 2024 $0.41 $0.47 ($0.01) Distribution Rates(1) $0.01 Transmission Peak Load $0.03 Other(2) $0.03 Weather ($0.01) Depreciation ($0.01) Interest Expense ($0.02) Other(3) 6 Affirming 2024 Adjusted Operating Earnings* of $2.40 - $2.50 per share(4) BGE PECO PHI ComEd Corp ($0.01) Interest Expense $0.03 Distribution Rates ($0.01) Depreciation and Amortization ($0.01) Interest Expense ($0.01) Other(3) $0.04 Distribution and Transmission Rates $0.02 Pepco MYP Reconciliations ($0.01) Depreciation ($0.01) Other Note: Amounts may not sum due to rounding (1) Reflects lower ROE and the absence of a return on ComEd’s pension asset partially offset by higher rate base. (2) Includes timing of distribution earnings. (3) Includes an increase in credit loss expense. (4) 2024 earnings guidance based on expected average outstanding shares of 1,003M.

7 Exelon Distribution Rate Case Updates May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Revenue Requirement Increase Approved/Requested ROE / Equity Ratio Expected/Received Order Date $682M 4-Year MYP 8.905% / 50.0% Dec 2024 $186.5M 3-Year MYP 10.50% / 50.50% Q4 2024 (1) $44.6M 1-Year MYP 9.50% / 50.50% Jun 2024 $399.3M in 2025 10.95% / 53.40% Nov/Dec 2024 $111.2M 11.15% / 53.40% Nov/Dec 2024 Rate case filed Rebuttal testimony Initial briefs Final commission order Intervenor direct testimony Evidentiary hearings Reply briefs Settlement agreement CF IT RT EH IB RB FO SA Pepco DC Pepco MD FO PECO Gas PECO Electric FO FO ComEd Rate Plan FOIT RT EH IB RB Note: See slide 22 for further detail on pertinent rate case data and information. (1) Based on the Commission’s most recent Order and revised procedural schedule, the Company anticipates an Order in late 2024. See slide 24 for further detail.  FO IT RT EH IB RB IT RT EH IB RB

Facilitates $10B in anticipated economic development and over 1,000 construction jobs created(1) Exelon is Supporting and Engaging its Customers and Jurisdictions to Meet Growing Demands of Grid Exelon’s strong operations, focus on affordability, and national platform in key markets uniquely positions it to support the growth of its customers’ needs and accommodate new load Illinois’ Compass Datacenters Hyperscale Campus 8 Maryland’s Baltimore Peninsula Revitalization Three 115/13kV substations accommodating 100 MWs of new and existing customer load Interconnection of distributed solar and EV charging capabilities supports the resiliency and electrification needs expected of the modern grid 1 of over 30 high-density load projects which represent over 6 GWs of eventual demand in ComEd engineering queue(2) (1) This figure represents total economic development from construction through tenant fit out, including updates of storage, security, networking equipment, and more. (2) Represents projects currently in an official phase of engineering with deposits paid but not yet in-service. This is customer driven and represents future load when requested customer demand is realized within 10 years.

9 Maintaining a Strong Balance Sheet is a Top Financial Priority S&P FFO / Debt %* and Moody’s CFO (Pre-WC) / Debt %* Credit Ratings(5) ExCorp ComEd PECO BGE ACE DPL Pepco Moody’s Baa2 A1 Aa3 A3 A2 A2 A2 S&P BBB A A A A A A Fitch BBB A A+ A A A A 0% 12% 13% 14% 15% 2022A-2023A Average(1) 2024E-2027E Average(2,3) 12% Exelon Downgrade Threshold(4) ~13% 13-14% Strong balance sheet and low-risk attributes provide strategic and financial flexibility (1) Represents an average of Exelon’s 2022 and 2023 actuals per S&P and Moody’s published reports. (2) 2024–2027 average internal estimate based on S&P and Moody’s methodology, respectively. (3) With the tax repairs deduction, Corporate Alternative Minimum Tax (CAMT) would be fully mitigated, resulting in a ~0.5% increase to the 2024 - 2027 average credit metric at both S&P and Moody’s. Without tax repairs deduction, CAMT cash impact expected to result in 2024–2027 average at the low end of range; with tax repairs deduction, CAMT cash impact expected to result in 2024–2027 average at the high end of range. (4) S&P and Moody’s downgrade thresholds based on their published reports for Exelon Corp. (5) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco. • Continued cushion over our downgrade thresholds, managing risks while funding growth in a balanced, ratable fashion – Illustrates Exelon’s low-risk attributes, including scale, jurisdictional diversification, operational excellence, and effective recovery mechanisms • Executed ~90% of 2024 debt financing needs through Q2, including all expected at HoldCo, substantially mitigating 2024 interest rate volatility • Pre-issuance hedging strategy minimizes future interest rate volatility • $34.5B four-year capital expenditure plan being funded in a balanced manner – Financing plan includes $1.6B of equity – Expect to issue $150M in 2024, and the balance over 2025 to 2027, implying ~$475M per year • ATM in place with option to renew and upsize at the appropriate time

10 2024 Business Priorities and Commitments Focused on continued execution of operational, regulatory, and financial priorities to build on the strength of Exelon’s value proposition as the premier T&D utility ❖Maintain industry-leading operational excellence ❖ Achieve constructive rate case outcomes for customers and shareholders ❖ Deploy $7.4B of capex for the benefit of the customer ❖ Earn consolidated operating ROE* of 9-10% ❖ Deliver against operating EPS* guidance of $2.40 - $2.50 per share ❖Maintain strong balance sheet and execute on 2024 financing plan Industry-Leading Platform Leading Sustainability Profile Operational Excellence Financial Discipline Sustainable Value ❖ Continue to advocate for equitable and balanced energy transition ❖ Focus on customer affordability, including through cost management ❖ Gain approval of updated integrated Grid Plan and associated multi-year rate plan at ComEd

11 Additional Disclosures

12 Delivering Sustainable Value as the Premier T&D Utility SUSTAINABLE VALUE ✓ Strong Growth Outlook: ~$34.5B of T&D capital from 2024-2027 to meet customer needs, resulting in expected rate base growth of 7.5% and fully regulated T&D adjusted operating EPS* CAGR of 5-7% from 2023-2027(1) ✓ Shareholder Returns: Expect ~60% dividend payout ratio(2) resulting in dividend growing in-line with targeted 5-7% adjusted operating EPS* CAGR through 2027 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the energy transformation in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Strong Cost Recovery: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING SUSTAINABILITY PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with $1.6B of equity in plan (1) Based off the midpoint of Exelon’s 2023 Adjusted Operating EPS* guidance range of $2.30 - $2.42 as disclosed at Q4 2022 Earnings Call in February 2023. (2) Aggregate amount of dividends to be paid quarterly and are subject to approval by Board of Directors. Industry-Leading Platform Leading Sustainability Profile Operational Excellence Financial Discipline Sustainable Value

13 Customer Needs and Industry Trends Continue to Support Investment Growth $26.0B $26.7B $29.0B $31.3B $21.0B $9.7B $3.9B 2020 - 2023E 2021 - 2024E 2022 - 2025E 2023 - 2026E 2024 - 2027E $34.5B … and translates to higher rate base growth 4-year capital investment(1) profile drives benefits for our customers... Note: Capital investment and rate base amounts may not sum due to rounding. (1) 4-year capital outlook for 2023-2026E reflects capital forecast as presented at Q4 2022 Earnings Call; forecast for 2024-2027E as of Q4 2023 Earnings Call. (2) Other includes ComEd’s long-term regulatory assets (Energy Efficiency & Solar Rebate program) recovered under separate tariffs, which earn a full authorized Rate of Return. See Note 3 – Regulatory Matters in 2023 10-K for additional detail. (3) As of Q4 2023 Earnings Call. Represents projects currently in an official phase of engineering with deposits paid but not yet in-service. This is customer driven and represents future load when requested customer demand is realized within 10 years. (4) Projections based on Delaware's, New Jersey’s, and Maryland’s public policy goals for offshore wind. Note that the law authorizing Delaware’s offshore wind procurement target is pending Governor’s signature. (5) Source: Energy Transition in PJM: Resource Retirements, Replacements & Risks https://www.pjm.com/-/media/library/reports-notices/special-reports/2023/energy-transition-in-pjm-resource-retirements-replacements-and-risks.ashx Exelon’s $34.5B low-risk capital plan from 2024 to 2027 results in expected rate base growth of 7.5% $55.4B $60.3B $64.7B $69.0B $47.1B $15.6B $11.1B 2023 2024E 2025E 2026E 2027E $73.9B 7.5% Gas Delivery/Other(2) Electric Transmission Electric Distribution Transmission Continues to Represent an Increasing Area of Investment Need Across Our Jurisdictions Interregional Transfer Capabilities Growth in High-Density Load Renewable Generation Interconnection Traditional Generation Retirements Offshore Wind ~20.5 GW of projected Mid-Atlantic offshore generation goals by 2040(4) NERC carrying out study ordered by Congress on minimum needs 6+ GW of expected data center growth within Exelon’s service territory(3) Up to 21 GW of traditional generation capacity to be replaced with renewable generation and storage in PJM by 2030(5), or over ~10%

Path to 5-7% Annualized Earnings* Growth 2024 2025 2026 2027 OpCo Drivers(1) YoY EPS Drivers(1) YoY EPS Drivers(1) YoY EPS Drivers(1) YoY EPS BGE(2) Gas and electric MYP 2 year 1 rates and annual transmission update Gas and electric MYP 2 year 2 rates and annual transmission update Gas and electric MYP 2 year 3 rates and annual transmission update Gas and electric MYP 3 year 1 rates and annual transmission update ComEd MYP 1 year 1 Final Order rates, partially offset by annual transmission update MYP 1 year 2 adjusted Final Order rates and annual transmission update MYP 1 year 3 adjusted Final Order rates and annual transmission update MYP 1 year 4 adjusted Final Order rates and annual transmission update PECO(2) Year 3 of electric rates and year 2 of gas rates for Fully Projected Future Test Year (FPFTY) filings; annual transmission update and Distribution System Improvement Charge (DSIC) New distribution rates in accordance with 2-3 year FPFTY filing cadence; annual transmission update New distribution filings as necessary to meet jurisdictional needs in accordance with 2-3 year FPFTY filing cadence; annual transmission update and DSIC New distribution filings as necessary to meet jurisdictional needs in accordance with 2-3 year FPFTY filing cadence; annual transmission update and DSIC PHI(2) Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and annual transmission update Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and annual transmission update Pepco DC and MD MYP 2 year 3, DPL MD MYP 2 year 1 rates, and annual transmission update Pepco DC MYP 3 year 1, DPL MD MYP 2 year 2, Pepco MD MYP 2 year 4 rates & annual transmission update Corp $1.2B of new debt, $150M equity issuance, and other financing costs Portion of $1.8B of 2025-2027 new debt, portion of remaining $1.4B of equity, and other financing costs Portion of $1.8B of 2025-2027 new debt, portion of remaining $1.4B of equity, and other financing costs Portion of $1.8B of 2025-2027 new debt, portion of remaining $1.4B of equity, and other financing costs Total YoY Growth Relative to Range Growth Below 5-7% Range(3) Growth Above 5-7% Range(4) Growth at Low End of 5-7% Range Growth Above Midpoint of 5-7% Range Note: YoY earnings growth estimates are for illustrative purposes only to provide indicative YoY variability; arrows indicate incremental contribution or drag to YoY operating EPS* growth but not necessarily equivalent in terms of relative impact (1) Reflects publicly known distribution rate cases that Exelon has filed or expects to file in 2024 as of Q4 2023 earnings call and excludes traditional base rate cases with filing dates that are not yet available to the public. (2) Transmission spend associated with Brandon Shores and RTEP Window 3 projects primarily earns AFUDC through the 2024-2027 guidance period due to final in-service dates of year-end 2028 and 2030, respectively. (3) Based off the midpoint of Exelon’s 2023 Adjusted Operating EPS* guidance range of $2.30 - $2.42 as disclosed at Q4 2022 Earnings Call in February 2023. (4) Based off the midpoint of Exelon’s 2024 Adjusted Operating EPS* guidance range of $2.40 - $2.50 as disclosed at Q4 2023 Earnings Call in February 2024. Rate case activity and investment plan drives path for 5-7% annualized adjusted operating earnings* growth, with flexibility to accommodate significant additional adjustments resulting from regulatory uncertainty in Illinois 14

Q2 2024 YTD Adjusted Operating Earnings* Waterfall $0.50 $0.29 $0.33 $0.26 $0.24 $0.24 $0.31 ($0.19) ($0.23) Q2 2023 $0.00 ComEd ($0.02) PECO $0.07 BGE $0.04 PHI ($0.04) Corp $0.50 Q2 2024 $1.11 $1.16 15 BGE PECO PHI ComEd Corp ($0.02) Distribution Rates(1) $0.01 Transmission Peak Load ($0.01) CMC Carrying Costs(2) $0.02 Other $0.05 Weather ($0.02) Storm Costs ($0.01) Depreciation ($0.01) Interest Expense ($0.03) Other(3) $0.12 Distribution Rates ($0.01) Storm Costs ($0.01) Depreciation and Amortization ($0.01) Interest Expense ($0.02) Other(3) $0.06 Distribution and Transmission Rates $0.02 Pepco MYP Reconciliations ($0.01) Depreciation ($0.01) Interest Expense ($0.02) Other ($0.04) Interest Expense Note: Amounts may not sum due to rounding (1) Reflects lower ROE and the absence of a return on ComEd’s pension asset partially offset by higher rate base. (2) Reflects lower recovery of incremental financing costs due to a decrease in the remaining uncollected balance of the CMC regulatory asset. (3) Includes an increase in credit loss expense.

16 Exelon’s Annual Earned Operating ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 9.3% 2016 2017 2018 2019 2020 2021 2022 2023 Note: Represents the twelve-month periods December 31, 2016-2023 for Exelon’s utilities (excludes Corp). Earned operating ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. 2024 operating ROE* on track to be within our 9-10% targeted range

Exelon Debt Maturity Profile(1,2) Debt Balances (as of 6/30/24)(1,2) Short-Term Debt Long-Term Debt Total Debt BGE - $5.4B $5.4B ComEd $0.1B $12.5B $12.6B PECO $0.3B $5.3B $5.6B Pepco Holdings - $9.1B $9.1B Corp $1.1B(3) $12.4B $13.5B Exelon $1.5B $44.7B $46.2B 433 807 750 650 1,000 650 1,250 1,178 1,093 850 650 833 1,430 675 815 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 700 1,050 1,250 500 850 360 997 303 600 625 2,323 1,570 175 1,225 1,200 1,650 2,400 1,650 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052 2053 2054 (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium. (2) Long-term debt balances reflect 2024 Q2 10-Q GAAP financials, which include items listed in footnote 1. (3) Includes $500M of 364-day term loan maturing March 2025. Exelon’s weighted average long-term debt maturity is approximately 16 years ($M) As of 6/30/2024 EXC Regulated ExCorp 17

2024 Financing Plan(1) Capital plan financed with a balanced approach to maintain strong investment grade ratings OpCo Instrument Issuance ($M) Maturity ($M) Issued ($M)(3) Remaining ($M) FMB $775 ($250) $800 - FMB $675 ($400) $675 - FMB $250 ($150) $250 - FMB $175 ($33) $175 - FMB $575 - - $575 Senior Notes $800 - $800 - Senior Notes $1,700 ($500)(2) $1,700 - Equity $150 - - $150 Note: As of June 30, 2024. FMB represents First Mortgage Bonds (1) Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions, changes in tax policies, and other factors. (2) Represents $500M 18-month term loans which matured in March 2024. (3) Issued amounts as of June 30, 2024. ACE and DPL priced FMBs in the private placement market in March 2024. On March 20, 2024, ACE and DPL funded $75M and $175M, respectively. Using a delayed draw feature, ACE will fund $175M in August 2024. 18

19 Exelon Adjusted Operating Earnings* Sensitivities Interest Rate Sensitivity to +50bp 2024E 2025E Cost of Debt (1) $(0.00) $(0.00) Exelon Consolidated Effective Tax Rate(2) 8.9% 16.6% Exelon Consolidated Cash Tax Rate(3) 11.1% 10.0% (1) Reflects full year impact to a +50bp increase on Corporate debt net of pre-issuance hedges as of June 30, 2024. Through June 30, 2024, Corporate entered into $795M of pre-issuance hedges through interest rate swaps. (2) Increase in the effective tax rate in 2025 is attributable to lower excess deferred income tax (EDIT) amortization. (3) Includes the impact of CAMT.

20 Rate Case Details

21 ComEd MYRP Process Update ComEd continues to engage with stakeholders to obtain approval of a compliant Grid Plan and restore momentum towards the state’s clean energy goals (1) On 4/11/2024, the Administrative Law Judges set the procedural schedule. A Proposed Order from the ALJs is anticipated in October 2024. Further detail can be found on slide 23. 1Q24 2Q24 3Q24 4Q24 Revised Grid Plan Filed Mar 13, 2024 Filed Appeal with 3rd District Court Jan 10, 2024 Expected DSPR Order Dec 2024 Rehearing Filed Feb 16, 2024 Rehearing Order Received Apr 18, 2024 2023 DSPR Filed Apr 26, 2024 1 Expected Revised Grid Plan Order Dec 2024 2 2024 3 Key Distribution Rate Proceedings • Multi-Year Rate Plan Rehearing – Limited in scope to establish updated revenue requirement across all test years until Grid Plan is approved; commission order received on 4/18/24 • Multi-Year Rate Plan Appeal – Appeal limited primarily to 8.905% ROE, 50% capped equity ratio, and lack of return on pension asset; no statutory deadline • Revised Grid Plan Filing(1) – On 3/13/24, filed revised Grid Plan to address deficiencies identified by ICC in 12/14/23 final order, with order expected by year-end for rates effective 1/1/25 • 2023 Delivery Service Pricing Reconciliation (DSPR) – Final 2023 formula rate reconciliation with order expected by December 2024 for rates effective 1/1/25 Path to an Approved Grid Plan Three key milestones have been achieved since the December 2023 order: • On 4/18, the ICC entered an order on rehearing, approving updated revenue requirements for 2024 through 2027 effective 5/1/24 – ~2 months ahead of the statutory deadline – and will be in place until the ICC approves the revised grid and adjusted rate plans • The order approved a revenue requirement increase of $150M for 2024, of which approximately two-thirds will be billed in revenues this year • Filed a revised Grid Plan on 3/13/24, designed to meet all the objectives of CEJA and built through stakeholder engagement to address the commission’s concerns around affordability, equitable benefits, and cost effectiveness • The revised plan includes a 25% reduction in revenue requirements, a 16% reduction in rate base, and does not propose a phase-in in rates • On 3/7/24, the ICC voted to adopt an Interim Order expressing its intent to issue a final Grid Plan order in Dec 2024 with rates in effect on 1/1/25(1) 1 2 3 Evidentiary Hearings Aug 14 -16, 2024 Initial Briefs Sept 5, 2024 Reply Briefs Sept 19, 2024 Intervenor Testimony May 23, 2024 Rebuttal Testimony Jun 20, 2024 Today Intervenor Rebuttal Testimony July 17, 2024

22 Exelon Distribution Rate Case Updates May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Revenue Requirement Increase Approved/Requested ROE / Equity Ratio Expected/Received Order Date $682M (1,2) 4-Year MYP 8.905% / 50.0% Dec 2024 (2) $186.5M (1,4) 3-Year MYP 10.50%/ 50.50% Q4 2024 (4) $44.6M (1,5) 1-Year MYP 9.50%/ 50.50% Jun 2024 $399.3M(1,6) in 2025 10.95%/ 53.40% Nov/Dec 2024 $111.2M(1,6) 11.15%/ 53.40% Nov/Dec 2024 Rate case filed Rebuttal testimony Initial briefs Final commission order Intervenor direct testimony Evidentiary hearings Reply briefs Settlement agreement CF IT RT EH IB RB FO SA Pepco DC(3) Pepco MD FO PECO Gas PECO Electric FO FO ComEd Rate Plan FOIT RT EH IB RB Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change. (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) On Mar 13, 2024, ComEd refiled its Grid Plan with the ICC and on Mar 15, 2024, refiled its 4-year Adjusted Rate Plan to incorporate the changes in the Refiled Grid Plan, which, after rebuttal, seeks a $682M increase in revenue requirements over four years above those granted in the Commission’s Jan 10, 2024 Amendatory Order. The requested year-over-year increases are $308M in 2024, $96M in 2025, $135M in 2026 and $143M in 2027. Reflects the schedule for review of the Refiled Grid Plan as set by the Administrative Law Judges on Apr 11, 2024. Intervenor testimony was received on July 15, 2024. An order is expected by December 2024. Separately, on Apr 26, 2024, ComEd filed its 2023 formula rate reconciliation seeking recovery of $627M for rates effective on January 1, 2025. (3) On March 27, 2024, the DCPSC informed all parties that Pepco’s rate case procedural schedule had been suspended. On April 1, 2024, the Commission issued an order with a new procedural schedule. On July 30, 2024, the commission held legislative-style hearings to allow the commission to rehear arguments from each party. Post-legislative-style briefs are due on August 30th, 2024. (4) Reflects 3-year cumulative multi-year plan. In rebuttal, Company updated incremental revenue requirement increases of $116.3M, $34.5M, and $35.8M for years 1 through 3 of its MYP, respectively. Based on the Commission’s most recent Order and revised procedural schedule, the Company anticipates an Order in late 2024.  (5) Reflects a revenue adjustment for one year only. The Order was issued on June 10, 2024, and the Company filed its request for re-hearing on certain portions of the Order on July 9, 2024. The Company is in the process of evaluating its options and determining the timeline for its next filing. (6) Requested revenue requirement excludes the Distribution System Improvement Charge (DSIC) revenues being rolled into base distribution rates of $64M and $18M for electric distribution and gas distribution, respectively. FO IT RT EH IB RB IT RT EH IB RB

23 ComEd Distribution Multi-Year Adjusted Rate Plan Filing Multi-Year Adjusted Rate Plan Filing Details Notes Docket No. (1,4) 24-0181 • Bill impacts and revenue requirements for 2024 are compared to what is currently in rates in 2024 per the final order approved December 14, 2023, as amended on January 10, 2024, and for 2025-2027 are the year-over year increases. Test Period January 1 – December 31 Test Year 2024, 2025, 2026, 2027 Proposed Common Equity Ratio 50.0% Proposed Rate of Return ROE: 8.905%(2) ROR: 6.570%, 6.593%, 6.673%, 6.718% Proposed Rate Base (Adjusted) $15.2B, $16.1B, $17.0B, $17.9B Requested Revenue Requirement Increase $309M, $96M, $135M, $143M 2024-2027 Residential Total Bill % Increase 3.6%, 0.8%, 1.6%, 1.3% Detailed Rate Case Schedule(3) Mar Apr May Jun Jul Aug Sep Oct Nov Dec 3/15/2024 Evidentiary hearings 9/5/2024Initial briefs 6/20/2024 9/19/2024Reply briefs Dec 2024Commission order expected Intervenor testimony 5/23/2024 Filed rate case(1,4) 8/14/2024 - 8/16/2024 Rebuttal testimony (1) On March 13, 2024, ComEd refiled its Multi-Year Integrated Grid Plan, in response to the December 2023 Commission ruling on the Initial Grid Plan. The refiled Grid Plan was filed in ICC Docket No. 22-0486. As required by the ICC, ComEd filed a petition on March 15, 2024 to have adjusted revenue requirements approved by the Commission that reflect the refiled grid plan; this initiated a separate docketed proceeding. (2) Allowed ROE subject to adjustment up to +/- 32 basis points based on seven performance metrics which includes two Reliability and Resiliency metrics for +/- 5 bps each, Peak Load Reduction (+/- 6 bps), Supplier Diversity (+/- 3 bps), Affordability (+/- 5 bps), Interconnection (+/- 5 bps) and Customer Service (+/- 3 bp). A 50 basis point change in ROE is equivalent to $0.04 of EPS. (3) On April 11, 2024, the Administrative Law Judges set the procedural schedule. A Proposed Order from the ALJs is anticipated in October 2024. (4) Separately, on April 26, 2024, ComEd filed its 2023 formula rate reconciliation seeking recovery of $627M for rates effective on January 1, 2025. Intervenor testimony was received on July 15, 2024. An order is expected by December 2024.

24 Pepco DC Distribution Rate Case Filing Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Rebuttal testimony Filed rate case Evidentiary hearings Initial briefs Reply briefs 4/13/2023 Commission order expected(4) 1/12/2024Intervenor testimony 2/27/2024 Q4 2024 Multi-Year Plan Case Filing Details Notes Formal Case No. 1176 • April 13, 2023, Pepco submitted its “Climate Ready Pathway DC” three-year multi-year plan (MYP) application to the Public Service Commission of the District of Columbia (DCPSC) seeking an increase in electric distribution base rates • This proposal outlines investments the company will make from 2024-2026 to support a climate ready grid and help support the District’s clean energy goals • The MYP includes a proposal expanding enrollment for the RAD program, operated by the District Department of Energy and Environment, to include more Pepco DC customers who qualify for any low-income program in the District Test Period January 1 – December 31 Test Year 2024, 2025, 2026 Proposed Common Equity Ratio 50.50% 2024-2026 Proposed Rate of Return ROE: 10.5% ROR: 7.77%, 7.78%, 7.79% 2024-2026 Proposed Rate Base (Adjusted) $3.0B, $3.2B, $3.4B 2024-2026 Requested Revenue Requirement Increase (1,2) $116.3M, $34.5M, $35.8M 2024-2026 Residential Total Bill % Increase (2) 6.2%, 5.8%, 5.5% Detailed Rate Case Schedule(3) (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Company proposed incremental revenue requirement increases with rates effective February 15, 2024, January 1, 2025, and January 1, 2026. (3) On March 27, 2024, the DCPSC informed all parties that Pepco’s rate case procedural schedule had been suspended. On April 1, 2024, the Commission issued an order with a new procedural schedule. On July 30, 2024, the commission held legislative-style hearings to allow the commission to rehear arguments from each party. Post-legislative-style briefs are due on August 30th, 2024. (4) Based on the Commission’s most recent Order and revised procedural schedule, the Company anticipates an Order in late 2024.

25 Pepco MD Distribution Rate Case Filing May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 12/15/2023 Initial briefs 5/16/2023 Rebuttal testimony Intervenor testimony Reply briefs Commission Order 3/7/2024 - 3/13/2024 Filed rate case 1/26/2024 Evidentiary hearings 4/8/2024 6/10/2024 4/22/2024 Multi-Year Plan Case Filing Details Notes Formal Case No. 9702 • May 16, 2023, Pepco submitted its “Climate Ready Pathway MD” three-year multi-year plan (MYP) application with proposed 9-month extension to the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates • June 10, 2024, the Maryland Public Service Commission released its decision on Pepco’s Climate Ready Pathway MD multi-year plan, approving a one-year plan for the period of April 1, 2024 – March 31, 2025. On July 9, 2024, Pepco subsequently filed a request for re- hearing on certain portions of the Order • July 9, 2024, Pepco filed a motion for clarification on the Commissions’ June Order seeking clarity on whether the Commission’s approved rates expire in 2025 Test Period April 1 – March 31 Test Year 2024, 2025, 2026, 2027 Approved Common Equity Ratio 50.50% 2024 Approved Rate of Return ROE: 9.50% ROR: 7.13% 2024 Approved Rate Base (Adjusted) $2.4B 2024 Approved Revenue Requirement Increase (1) $44.6M 2024 Residential Total Bill % Increase 2.9% Detailed Rate Case Schedule (1) Reflects a revenue adjustment for one year only. The Order was issued on June 10, 2024, and the Company filed its request for re-hearing on certain portions of the Order on July 9, 2024. The Company is in the process of evaluating its options and determining the timeline for its next filing.

26 PECO (Electric) Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. R-2024-3046931 • March 28, 2024, PECO filed a general base rate case with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in electric distribution base rates • This rate increase will support significant investments in infrastructure to maintain and improve safety, reliability and customer service for our customers, as well as increases in O&M expenses and other costs, including higher inflation and interest rates • PECO is proposing a storm reserve account mechanism designed to defer storm cost variances to the balance sheet to be collected / refunded in the next base rate case o It will ensure that customers are only paying for actual storm costs and to enable PECO to recover its actual storm damage expenses Test Period January 1, 2025 – December 31, 2025 Test Year 2025 Proposed Common Equity Ratio 53.40% Proposed Rate of Return ROE: 10.95%: ROR: 7.98% Proposed Rate Base (Adjusted) $8,855.6M Requested Revenue Requirement Increase $399.3M (1,2) Residential Total Bill % Increase 12.3%(3) Detailed Rate Case Schedule Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Rebuttal testimony November/December 2024 Intervenor testimony Commission order expected Reply briefs 6/17/2024 Initial briefs 7/16/2024 8/7/2024 – 8/13/2024Evidentiary hearings 8/30/2024 3/28/2024 9/12/2024 Filed rate case (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings, but excludes the Distribution System Improvement Charge (DSIC) revenues of $64M being rolled into base distribution rates. (2) Base rate revenue increase request of $463.6M, which is partially offset by a one-time credit of $64.3M in 2025, resulting in a net revenue increase of $399.3M in 2025. The one-time credit of $64.3M includes ~$48M for incremental COVID-19 related uncollectible expense and ~$16M for dark fiber revenues. (3) Residential total bill increase of 14.1% based on $463.6M ask and 12.3% based on $399.3M ask.

27 PECO (Gas) Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. R-2024-3046932 • March 28, 2024, PECO filed a general base rate case with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in gas distribution base rates • This rate increase will support significant investments in infrastructure to maintain and improve safety, reliability, and customer service for our customers, as well as increases in O&M expenses and other costs, including higher inflation, and interest rates • PECO is proposing a gas weather normalization adjustment, effective from October to May, designed to compensate for actual versus normal weather on each individual customer bill when bills are issued o The adjustment will provide customers with more bill predictability and provide PECO the opportunity to earn the authorized distribution revenues Test Period January 1, 2025 – December 31, 2025 Test Year 2025 Proposed Common Equity Ratio 53.40% Proposed Rate of Return ROE: 11.15%: ROR: 8.08% Proposed Rate Base (Adjusted) $3,524.0M Requested Revenue Requirement Increase $111.2M(1) Residential Total Bill % Increase 16.5% Detailed Rate Case Schedule (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings, but excludes the Distribution System Improvement Charge (DSIC) revenues of $18M being rolled into base distribution rates. Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Rebuttal testimony November/December 2024 Intervenor testimony Commission order expected Reply briefs 6/17/2024 Initial briefs 7/16/2024 8/7/2024 – 8/13/2024Evidentiary hearings 8/30/2024 3/28/2024 9/12/2024 Filed rate case

28 Approved Electric Distribution Rate Case Financials Approved Electric Distribution Rate Case Financials Revenue Requirement Increase/(Decrease) Allowed ROE Common Equity Ratio Rate Effective Date ComEd (Electric) (1,2) $810.0M 8.905% 50.0% May 1, 2024 PECO (Electric) (3) $132.0M N/A N/A Jan 1, 2022 BGE (Electric) (4,5) $179.1M 9.50% 52.00% Jan 1, 2024 Pepco MD (Electric) (6) $44.6M 9.50% 50.50% Apr 1, 2024 Pepco D.C. (Electric) (7) $108.6M 9.275% 50.68% Jul 1, 2021 DPL MD (Electric) (8) $28.9M 9.60% 50.50% Jan 1, 2023 DPL DE (Electric) (9) $27.8M 9.60% 50.50% April 24, 2024 ACE (Electric) (10) $45.0M 9.60% 50.20% Dec 1, 2023 (1) On December 14, 2023, the ICC issued a Final Order in ComEd’s 4-year MRP granting a $501M cumulative increase based on year-end 2022 rate base, an 8.905% ROE and 50% equity ratio, while directing ComEd to refile its 4-year Grid Plan in March 2024. On January 10, 2024, the ICC granted rehearing on ComEd’s MRP revenue requirements that will be in place until the approval of ComEd's refiled Grid and Rate Plans. On April 18, 2024, the ICC approved ComEd’s requested $810 M increase which is in comparison to what is ordered in rates in 2024-2027 per the Final Order. The associated ICC-approved year-over-year increases are $150M, $51M, $41M, and $62M, 2024-2027, respectively, or $304M in total. Also on January 10, ComEd filed with the Illinois Appellate Court an appeal of various aspects of the ICC’s final order on which rehearing was denied, including the 8.905% ROE, 50% equity ratio, and denial of any return on ComEd’s pension asset. 2023 revenues included $32M in revenue resulting from the debt return earned on ComEd’s $771M distribution pension asset, net of ADIT. (2) Separately, on April 26, 2024, ComEd filed its 2023 formula rate reconciliation seeking recovery of $627M for rates effective on January 1, 2025. Intervenor testimony was received on July 15, 2024. An order is expected by December 2024. (3) The PAPUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base. (4) Reflects a three-year cumulative multi-year plan for 2024-2026. The MDPSC awarded incremental revenue requirement increases of $167M, $175M, and $66M with in each rate effective year, respectively. The incremental revenue requirement increase in 2024 reflects $41M increase for electric and $126M increase for gas; 2025 reflects $113M increase for electric and $62M increase for gas; 2026 reflects $25M increase for electric and $41M increase for gas. These include an acceleration of certain tax benefits in 2024 for both electric and gas. (5) On April 24, 2024, BGE filed with the MDPSC its request for recovery of the 2023 reconciliation amounts of $79 million and $73 million for electric and gas, respectively, with supporting testimony and schedules. (6) Reflects a revenue adjustment for one year only. The Order was issued on June 10, 2024, and the Company filed its request for re-hearing on certain portions of the Order on July 9, 2024. The Company is in the process of evaluating its options and determining the timeline for its next filing. (7) Reflects a cumulative multi-year plan with 18-months remaining in 2021 through 2022. The DCPSC awarded Pepco electric incremental revenue requirement increases of $42 million and $67 million, before offsets, for the remainder of 2021 and 2022, respectively. However, the DCPSC utilized the acceleration of refunds for certain tax benefits along with other rate relief to partially offset the customer rate increases by $22 million and $40 million for the remainder of 2021 and 2022, respectively. (8) Reflects 3-year cumulative multi-year plan. On October 7, 2022, DPL filed a partial settlement with the MDPSC, which included incremental revenue requirement increases of $16.9M, $6.0M and $6.0M with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively. The MDPSC approved the settlement without modification on December 14, 2022. (9) Revenue requirement excludes the transfer of $14.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Interim rates went into effect on July 15, 2023. (10) On November 17, 2023 the NJBPU approved the Company’s Settlement that reflects an overall increase of $45M to base distribution rates which is occurring in two phases. Phase I rates reflecting a $36M increase to base distribution rates became effective as of December 1, 2023. Phase II rates reflecting a $9M increase to base distribution rates became effective as of February 1, 2024.

29 Approved Gas Distribution Rate Case Financials Approved Gas Distribution Rate Case Financials Revenue Requirement Increase/(Decrease) Allowed ROE Common Equity Ratio Rate Effective Date PECO (Gas) $54.8M N/A N/A Jan 1, 2023 BGE (Gas) (1,2) $228.8M 9.45% 52.00% Jan 1, 2024 DPL DE (Gas) $7.6M 9.60% 49.94% Nov 1, 2022 (1) Reflects a three-year cumulative multi-year plan for 2024-2026. The MDPSC awarded incremental revenue requirement increases of $167M, $175M, and $66M with in each rate effective year, respectively. The incremental revenue requirement increase in 2024 reflects $41M increase for electric and $126M increase for gas; 2025 reflects $113M increase for electric and $62M increase for gas; 2026 reflects $25M increase for electric and $41M increase for gas. These include an acceleration of certain tax benefits in 2024 for both electric and gas. (2) On April 24, 2024, BGE filed with the MDPSC its request for recovery of the 2023 reconciliation amounts of $79 million and $73 million for electric and gas, respectively, with supporting testimony and schedules.

30 Approved Electric Transmission Formula Rate Financials Approved Electric Transmission Formula Rate Financials Revenue Requirement Increase/(Decrease) Allowed ROE(1) Common Equity Ratio Rate Effective Date(2) ComEd $20M 11.50% 54.82% Jun 1, 2024 PECO $3M 10.35% 53.56% Jun 1, 2024 BGE $53M 10.50% 53.80% Jun 1, 2024 Pepco $73M 10.50% 50.28% Jun 1, 2024 DPL $24M 10.50% 50.52% Jun 1, 2024 ACE $33M 10.50% 50.20% Jun 1, 2024 (1) The rate of return on common equity for each Utility Registrant includes a 50-basis-point incentive adder for being a member of a RTO. (2) All rates are effective June 1, 2024 - May 31, 2025, subject to review by interested parties pursuant to protocols of each tariff.

31 Reconciliation of Non-GAAP Measures

32 Projected GAAP to Operating Adjustments • Exelon’s projected 2024 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: – Costs related to a change in ComEd’s FERC audit liability; and – Costs related to a cost management charge.

33 GAAP to Non-GAAP Reconciliations(1) GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment + Energy Efficiency Spend +/- Carbon Mitigation Credits +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures. (2) Calculated using S&P Methodology. (3) Calculated using Moody’s Methodology.

34 Q2 QTD GAAP EPS Reconciliation Three Months Ended June 30, 2024 ComEd PECO BGE PHI Other Exelon 2024 GAAP Earnings (Loss) from Continuing Operations Per Share $0.27 $0.09 $0.04 $0.16 ($0.11) $0.45 Change in FERC Audit Liability 0.01 - - - - 0.01 Cost Management Charge - - - - - 0.01 2024 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.28 $0.09 $0.04 $0.16 ($0.11) $0.47 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Three Months Ended June 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.25 $0.10 $0.04 $0.10 ($0.15) $0.34 Change in Environmental Liabilities - - - 0.01 - 0.01 SEC Matter Loss Contingency - - - - 0.05 0.05 Separation Costs - - - - - 0.01 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.25 $0.10 $0.04 $0.12 ($0.10) $0.41

35 Q2 YTD GAAP EPS Reconciliation Six Months Ended June 30, 2024 ComEd PECO BGE PHI Other Exelon 2024 GAAP Earnings (Loss) from Continuing Operations Per Share $0.46 $0.24 $0.31 $0.33 ($0.22) $1.10 Change in FERC Audit Liability 0.04 - - - - 0.04 Cost Management Charge - - - - - 0.01 2024 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.50 $0.24 $0.31 $0.33 ($0.23) $1.16 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Six Months Ended June 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.49 $0.26 $0.24 $0.26 ($0.24) $1.02 Change in Environmental Liabilities - - - 0.03 - 0.03 SEC Matter Loss Contingency - - - - 0.05 0.05 Change in FERC Audit Liability 0.01 - - - - 0.01 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.50 $0.26 $0.24 $0.29 ($0.19) $1.11

36 GAAP to Non-GAAP Reconciliations (1) Represents the twelve-month periods December 31, 2016-2023 for Exelon’s utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding. (2) Reflects simple average book equity for Exelon’s utilities less goodwill at ComEd and Pepco Holdings. Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 2022 2023 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,225 $2,501 $2,740 Operating Exclusions $461 ($24) $32 $30 $246 $82 $96 $60 Adjusted Operating Earnings $1,564 $1,680 $1,869 $2,095 $1,984 $2,307 $2,596 $2,800 Average Equity (2) $16,523 $17,779 $19,367 $20,913 $22,690 $24,967 $27,479 $30,035 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings*/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 9.3%

Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345